Montana Tax-Free Fund recently contacted you regarding a Special Meeting of Shareholders scheduled for June 29, 2009. The Fund's records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting as scheduled. By voting now you will help the Fund save on the cost of additional mailings and calls to shareholders.

1-800-601-5593

Your vote is urgently needed! Please vote now to be sure your vote is received in time for the June 29, 2009 Special Meeting of Shareholders.	Montana Tax-Free Fund has made it very easy for you to vote. Choose one of the following methods:
	•	Call us toll-free at (800)601-5593 to speak to a Transfer Agent. We can record your vote right over the phone. (open: M-F 8am-5pm CT)
	•	Log on to the website noted on your proxy card, enter your control number printed on the card, and vote by following the on-screen prompts.
	•	Mail in your signed proxy card in the envelope provided.
	•	Fax your signed proxy card to Integrity Fund Services, Inc. at (701)852-2548.

Voting takes only a few minutes.

PLEASE VOTE TODAY.

ND Tax-Free Fund recently contacted you regarding a Special Meeting of Shareholders scheduled for June 29, 2009. The Fund's records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting as scheduled. By voting now you will help the Fund save on the cost of additional mailings and calls to shareholders.

1-800-601-5593

Your vote is urgently needed! Please vote now to be sure your vote is received in time for the June 29, 2009 Special Meeting of Shareholders.	ND Tax-Free Fund has made it very easy for you to vote. Choose one of the following methods:
	•	Call us toll-free at (800)601-5593 to speak to a Transfer Agent. We can record your vote right over the phone. (open: M-F 8am-5pm CT)
	•	Log on to the website noted on your proxy card, enter your control number printed on the card, and vote by following the on-screen prompts.
	•	Mail in your signed proxy card in the envelope provided.
	•	Fax your signed proxy card to Integrity Fund Services, Inc. at (701)852-2548.

Voting takes only a few minutes.

PLEASE VOTE TODAY.